Corporate Presentation
April 2024



LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing product candidates, our ability to monetize product candidates, including through entering into partnering arrangements, the application of our proprietary platform in developing new treatments, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2	Pivotal	Approved	Status
LPCN 1154 *(Postpartum Depression)*						Topline pivotal study results Q2 2024
LPCN 2203 *(Essential Tremor)*						P1 study completed, P2 protocol to be submitted to FDA
LPCN 2401 *(Obesity Management)*						P2 GLP-1 co-therapy protocol in development
LPCN 1148 *(Decompensated Liver Cirrhosis)*						P2 study completed
LPCN 2101 *(Women With Epilepsy)*						IND cleared for P2
LPCN 1107 *(Prevention of Preterm Birth)*						EOP2 meeting completed
LPCN 1144 *(Non-Cirrhotic NASH)*						P2 study completed

Note: TRT franchise (TLANDO and LPCN 1111) for North America licensed to Verity Pharma

Validated Proprietary Lip'ral Technology Platform


Lip'ral based
dosage form
Insoluble drug
lipid
composition
GI Lumen
Section of GI
magnified to
illustrate absorption
Drug
+
Carrier
=
Drug Loaded
Carrier
GI
Lumen
Aqueous
Barrier Layer
Intestinal
Wall
Systemic
Circulation
Insoluble drug lipid
composition
Optimal
dispersed phase
in GI tract
Effective Transfer
across aqueous
barrier layer
Improved
absorption

Superior Oral Bioavailability

e.g., TLANDO®

Enable Effective Oral Delivery

e.g., neuroactive steroids, 17-hydroxyprogesterone caproate

Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

LPCN 1154

Oral Brexanolone for
Postpartum Depression (PPD)



Postpartum Depression (PPD) Opportunity

- High economic burden
- Critical to prevent harm to mother and infant
- Negative impact on family/society
- Suicide is a leading cause of maternal death in the first year following childbirth[1]
  - Up to 30% of women with PPD experience suicidal ideations[2]

Estimated patients in the U.S. with PPD[3]


3.6M
Pregnancy in the US4
~ 600,000
Postpartum depression5
~ 240,000
Diagnosed PPD patients6
~60,000
Follow-up care post screening
Potential to increase diagnosis for symptomatic women with PPD

Zurzuvae Rx price: $15,900

Projected peak Zurzuvae sales of $1.2B in 2033*

LIPOCINE ENHANCING HEALTH

1. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
2. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
3. Foster Rosenblatt market research 2023 (Lipocine internal data)
4. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
5. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
6. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5

*Goldman Sachs on Sage Therapeutics estimate on February 2024

LPCN 1154 - A New Paradigm with Bioidentical NAS for PPD

Patients in need of a highly efficacious, fast-acting, and convenient antidepressant

Zuranolone (Zurzuvae®)

Synthetic NAS derivative

14-day treatment duration

Long terminal half-life (20-25 hr)

Impaired ability to drive, CNS depressant effect[1]

Embryo-fetal toxicity[1]

Remission of 19% at day 3 and 45% remission post **2 weeks** treatment[2]

Dosage modifications needed for concomitant use with CYP3A4 modulators[1]

Tolerability[1]

LPCN 1154 Advantage

Robust rapid relief with 48-hour treatment duration

Symptom relief as early as **24h**[3]	Up to **75% remission** post treatment (60 hours)[4]	Up to **84% response** post treatment (60 hours)[4]

Brexanolone dosing is based on returning women to pre-delivery levels of allopregnanolone[5]

Remission defined as (HAMD-17 score ≤7)
Treatment response as > 50% change from baseline in the HAM-D total score

Neuroactive Steroid (NAS)

LIPOCINE
ENHANCING HEALTH

1. Zurzuvae label
2. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9
3. Zulresso label
4. sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO)
5. Brexanolone Briefing Book, November 2, 2018

LPCN 1154 Status

Aligned with FDA on streamlined pathway to NDA submission goal in 2024

Pilot PK Bridge Study	Pivotal PK Study	NDA Filing
Positive Topline Results Established feasibility of multidose oral administration of LPCN 1154	Confirmatory trial to enable NDA submission*	Expected to be the first oral brexanolone
Completed	Q2 2024 Topline Results	Q4 2024 Target

- Following positive results from the pilot PK bridge study, Lipocine completed a successful meeting with the FDA
- FDA agreed on the acceptance criteria for the pivotal study

*Labeling studies may be needed for NDA submission

LPCN 1154: Multidose Dosing Regimen Results

Positive results confirm 48-hour dosing regimen for the pivotal PK study

Comparative Exposure

PK Parameter	Ratios (%) of geometric mean LPCN 1154 vs IV brexanolone	
	DR 1 vs IV 60 µg*	DR 2 vs IV 90 µg
AUC_{∞}	98%	83%
C_{max}	114%	79%

Showed comparable PK exposure to both efficacious doses of IV Brexanolone

Adverse Reactions of Interest

	DR 1 (n=12)	DR 2 (n=12)	DR 3** (n=8)	Total (n=32)***
Loss of consciousness	0	0	0	0
Sedation, somnolence	0	0	0	0
Dizziness, presyncope, vertigo	0	0	0	0
Flushing, hot flush	0	0	0	0
Dry mouth	0	0	0	0
Decreased oxygen saturation	0	0	1	1
Hypoxia	0	0	0	0

The exposure PK parameters observed with DR 3 are comparable to those of IV infusion brexanolone administered per label instructions

*Interpolated from 90 µg/kg/hr IV infusion data
60 µg and 90 µg refer to the maximum dose in the IV regimen (60 µg /kg/hr and 90 µg /kg/hr)
DR = Dosing Regimen; ** Target dose for pivotal PK Study;
***16 unique subjects, 32 non-unique participants in all multidose studies to date; Exposed to 280 doses of LPCN 1154

LPCN 2401

Obesity Management

Obesity and Overweight: A Growing Epidemic in US

Increases the risks of heart disease, stroke, type 2 diabetes and certain types of cancer[1,2]


74%

of adults age 20 and older are obese or overweight (2017-2018)[3]

- Diabesity population (~110M adults)[4]
  - ~24M obese elderly, group most vulnerable to losing muscle mass [3,4]
- GLP-1 users in the US projected to reach 30 million by 2030[5]
- 38% of men and 51% of women would be interested in taking a prescription drug for weight loss[6]

Target Benefits of LPCN 2401 + GLP-1


Weight loss
Amplify fat loss
Android fat loss
Attenuate muscle loss
Improve bone health
Obesity Management
Quality weight loss
Quality fat loss

- Excess fat in the android region is more strongly associated with negative health outcomes than percentage of total body fat or BMI[7,8]

1. New England Journal of Medicine. 1999; 341:10971105
2. Circulation. 2004; 110:e476-e483.
3. https://www.cdc.gov/nchs/fastats/obesity-overweight.htm
4. Flynn et al. Morgan Stanley Research, February 27, 2024
5. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs#
6. https://www.kff.org/health-costs/poll-finding/kff-health-tracking-poll-july-2023-the-publics-views-of-new-prescription-weight-loss-drugs-and-prescription-drug-costs/
7. Br Med J (Clin Res Ed) 1984;289:1257–1261
8. Physiol Rev1994;74:761–811

Limitations of Incretin Mimetics (GLP-1 agonists)

Significant loss of lean mass and fat rebound potential upon cessation

Loss of lean mass	Plateauing of weight loss	Rebound weight gain



Weight Loss
Fat Loss
Lean mass Loss
Change from baseline (kg)
-14.7
-9.23
-5.44
Semaglutide

N Engl J Med 2021;384:989-1002



Body Weight Change from Baseline by Week, Observed In-Trial Data
Placebo
Semaglutide
Change from Baseline (%)
Weeks since Randomization



Semaglutide run-in
Switched to placebo
Continued semaglutide
Change in body weight, %
Time since start of run-in, wk

GLP-1 agonist treatment led to 15-21% rapid weight loss with unwanted LBM loss of up to 40% of the total weight lost[1]

Muscle wasting at an alarming rate

Greatest amount of weight loss is by week 20

Rate of weight loss reaches a plateau[1]

Patients who discontinued treatment at week 20 had significant weight gain[2]

LIPOCINE
ENHANCING HEALTH

1. N Engl J Med 2021;384:989-1002 2. JAMA. 2021;325(14):1414-1425

LPCN 2401 Body Composition Results

Significantly increased lean mass and decreased fat mass



Fat Mass:Lean Mass Ratio
Fat Mass (% of TM)
Lean Mass (% of TM)
Android Fat (% of Fat Mass)
Bone Mineral Content
Placebo Adjusted % CBL
6
4
2
0
-2
-4
-6
-8
-10
-12
*
*
*
*
*

- **Improvement in fat:lean ratio**
  - Reduction of fat mass
  - Increase in lean mass
- **Reduction in android fat**
  - Correlated with whole body visceral fat
- **Increase in bone mineral content**
- **Weight neutral**
  - Fat mass lost offset by lean mass gained

* $p<0.05$ vs placebo. Body composition analysis set; N=27.

Comparison of LPCN 2401 to T Monotherapy and Semaglutide

Differentiated impact on body composition



LPCN 2401 vs T Monotherapy
Android Fat
(% of Fat Mass)
Bone Mineral Content
Placebo Adjusted % CBL
4
3
2
1
0
-1
-2
-3
-4
-5
*
*
LPCN 2401
Trt A

*p<0.05 vs Treatment A (T Monotherapy)



LPCN 2401 and Semaglutide†
Fat Mass
(% of TM)
Lean Mass
(% of TM)
Lean Mass
(kg, CBL)
Placebo Adjusted CBL
6
4
2
0
-2
-4
-6
-8
*
*
*
*
*
*
LPCN 2401
Semaglutide

LIPOCINE ENHANCING HEALTH

* p<0.05 vs placebo. † Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Semaglutide/Wegovy® CDER Clinical Review. Study 4373; N=140; n=95 semaglutide, n=45 placebo. 68 weeks of intervention

LPCN 2401 for Obesity Management with Improved Body Composition

Quality weight loss – preserve lean mass; quality fat loss – decreased android (visceral) fat

Product Candidate Attributes

Proprietary oral formulation comprising an anabolic androgen receptor agonist (ARA) and high strength α-tocopherol, an antioxidant and a metabolic modifier

Designed for most effective absorption from a single capsule, Lipral enabled solubilization of water insoluble actives (Log P >9) prone to inefficient absorption, meal and physiological dependency

Targeted MOA

- Stimulates muscle satellite activator, FGF2[1]
- Modulates muscle growth suppressors MRF4, and myostatin (GDF8) expression in skeletal muscle[1]
- Induces lipolysis and lowers lipogenesis[2]
- Anti-oxidant - protects against oxidative stress and maintains membrane fluids[3,4]; counters oxidative stress associated with osteoclasts differentiation[5]
- Anti-inflammatory - decreases the activation of cytokines and adhesion molecules[6]

1. J Clin Endocrinol Metab. 2019 Jun; 104(6): 2094–2102
2. Biochimie. 2005 Jan;87(1):39-43
3. Nutr J. 2016; 15: 71
4. Arch Toxicol. 2023 Oct;97(10):2499-2574
5. Int. J. Mol. Sci. 2019, 20(6), 1453
6. Ann N Y Acad Sci. 2004 Dec:1031:195-203

LPCN 2401 – Novel Oral Treatment for Obesity and Weight Management

Key takeaways*

Significant body composition improvement**

Decreased fat mass (FM)

Increased lean mass (LM)

Reduced android fat (quality fat loss)

Increased bone mineral content (BMC)

Potential for improved body composition in combination with GLP-1 agonists:

- Ameliorate muscle loss
- Amplify fat loss

Potential to maintain weight, prevent "fat overshoot," and accelerate muscle rebound after GLP-1 discontinuation

Well-tolerated, with AE rates and severities similar to that of placebo

Clinical and preclinical data support further testing as an aid in quality weight loss while preserving lean mass

*from Phase 2 results released April 2024
**in obese or overweight men with at least one weight-related comorbidity

LPCN 2203

Oral NAS for Essential Tremor



Essential Tremor (ET)

No new drug approved in 50+ years


Activities affected by essential tremor of the arms and hands
Essential tremor is usually most noticeable when performing activities
Getting dressed
Eating and drinking
Writing and drawing
Spiral drawings
Individual without a tremor
Individual with essential tremor

- Tremor highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[1]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[1]

Picture:: https://birminghamhandandplasticsurgery.com/essential-tremors-birmingham-hand-surgery/

1. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

Essential Tremor Management – Opportunity

Daytime efficacy and improved tolerability remains an unmet need

Prevalence

- ~7 million patients in US[1]
- Estimated that only ~40% of patients are diagnosed
- Propranolol is the first line therapy
- 65% in need of 2nd line treatment
- ~44% of diagnosed patients treated with propranolol or primidone[2]

Standard of Care Limitations

Unfavorable benefit to risk profile[3]

- Most of patients are intolerant or have an inadequate response to first line propranolol or primidone
- 33% experienced no benefit from propranolol and 35% discontinued due to side effects
- 17% reported no benefit from primidone and 23% discontinued due to side effects

Unmet Need

Superior benefit to risk profile

- Improve efficacy
- Fewer side effects
  - somnolence
  - dizziness
- Address anxiety/depression comorbidity
- Disease-modifying effects

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Vetterick et al. Adv Ther. 2022; 39(12): 5546–5567
3. Clinical Parkinsonism & Related Disorders 5 (2021) 100101

Market Potential and Competitive Development Landscape

$3B+ blockbuster opportunity as 2nd line with 20% peak adoption


~7 M
2.8 M
1.8 M
360 K

Estimated prevalence 2.2 % of population[1]

Diagnosed 40%

65% in need of 2nd line treatment

20% peak adoption

$3.6B*

Products in Development*

SAGE-324: Adverse events - somnolence 68%, dizziness 38%, balance disorder 15%, diplopia 12%, dysarthria 12%, and gait disturbance 12%

38% discontinuation due to at least 1 AE

PRAX-944: Dizziness 14%, constipation 10%, headache 9%, fatigue 9%, anxiety 7%, feel abnormal 7%, paraesthesia 7%

JZP-385: Adverse events included dizziness (21% vs 6% in placebo), somnolence 2%

17% vs 4% discontinuation due to at least 1 AE

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259

*indicative pricing ~ $10K/patient/year

https://www.sagerx.com/
https://www.jazzpharma.com/
https://praxismedicines.com/
*Phase 2 data reported in public domains

LPCN 2203: Oral GABA Positive Allosteric Modulator

Achieved relevant target levels with good tolerability in Phase 1 studies

Typical single dose PK profiles



Dose 1
Dose 2
Dose 3
Mean Plasma Concentration
-1
4
9
14
19
24
Time (h)

- 84 doses administered across 4 single dose studies to 36 participants
  - No somnolence, sedation, and dizziness AE reported

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia



LPCN1148: A Novel Approach for Management of Cirrhosis

Key takeaways

- **Blockbuster** opportunities that addresses a significant unmet medical needs with a strong pharmacoeconomic rationale
- Targeted to be **a "First in Class"** product candidate with a **novel MOA**
- **Protected by patent portfolio**
- **Expanded indication potential**: non-cirrhotic NASH, prevention of any decompensation event, sarcopenia in end-stage diseases e.g. end-stage renal disease (ESRD)

For Overt Hepatic Encephalopathy

- **Met HE related clinical endpoints in Phase 2** study with no background therapy restriction
- Potential **mono or add-on therapy** for a greater effect on the prevention of recurrence of overt HE
- **Established development regulatory path** with a commercially validated standard of care product
- Potential for **Orphan Drug Designation**

For Sarcopenia

- **Met primary endpoint,** change in skeletal muscle index, and sarcopenia associated clinical endpoints **in Phase 2** study
- **No FDA approved product** to treat sarcopenia in end-stage disease
- **Limited competition** for reversal of sarcopenia in cirrhosis

Management of Cirrhosis Market Potential

Blockbuster Potential

US Diagnosed Decompensated Cirrhosis Patients[1]
~(382,000)

Decompensated Men with Cirrhosis[2]
~(229,000)

Patients with a History of Overt HE
~(134,100)

Patients with Sacropeina[3,4]
~(137,100)

Market Size* (>$1B)

1. Sepanlou. Lancet. 2017
2. Census International Database
3. Orman. JAMA Netw Open. 2019
4. Tandon. Clin Gastroenterol Hepatol. 2016;

Unmet Needs in OHE

Limited options - significant enduring medical need

Key Unmet Needs

Significant Mortality	High Recurrence Rate	Low Tolerability

Overt HE patients have significant near-term morbidity and mortality[2]

Lactulose/lactitol and rifaximin are used in reducing the risk of overt HE, however many patients have recurrent episodes on these therapies[3]

Adherence to lactulose / lactitol is hindered by its tolerability profile, which can include nausea, vomiting, and gastrointestinal adverse events [4,5]

Rifaximin for Reduction in Risk of OHE Recurrence

- Rifaximin (Xifaxan™) is used to prevent episodes of HE by stopping the growth of bacteria that produce toxins that may worsen liver disease
- Approval based on subjects with reduction in breakthrough HE events: 22.1% of patients with breakthrough HE events in rifaximin group, vs 45.9% in placebo group ($p<0.001$)[1]
- Xifaxan (550 mg tablet) **sales > $1B in 2021**

1. Bass, NEJM 2010
2. Bajaj. Clin Gastroenterol Hepatol. 2017.
3. Hudson. Eur J Gastroenterol Hepatol. 2019
4. Lactulose Package Insert,
5. Lactitol Package Insert

LPCN 1148: Management of Cirrhosis

Product Candidate Attributes

- Oral androgen receptor agonist
- Dosage form comprising testosterone dodecanoate, a unique prodrug of an endogenous hormone

Targeted Mechanism of Action

Anabolic[1]

Stimulates muscle satellite activator, FGF2[2], Inhibit myostatin[3],Increase muscle mass and strength[4]; Reduce fat mass[5]

Ammonia Lowering

Via improved liver health[6] and improved muscle health[7]; Antibacterial[8]

Androgenic

Induce hematopoiesis[9]; Improve endocrine/sexual dysfunction[10]

LIPOCINE
ENHANCING HEALTH

1. Gentile MA et al., J Mol Endocrine 2010
2. J Clin Endocrinol Metab. 2019 Jun; 104(6): 2094–2102
3. Dasarathy and Merli, J Hepatol 2016
4. Sinclair et al., J Gastroenterol Hepatol 2016
5. Bhasin, Clin Infect Dis 2003
6. Kenston et al., J Gastro Hep 2018
7. Di Cola et al., J Clin Med 2022
8. Jin et al., J Microbiol Biotechnol 2021
9. Basaria and Dobbs, Androgens and the Hematopoietic System. In: Bagatell, C.J., (ed) Androgens in Health and Disease, 2003
10. Rizk et al., Curr Opin Urol 2017

LPCN 1148 Phase 2 Results: Primary Endpoint Met

A significant increase in L3-SMI



L3-SMI Absolute Change from Baseline
Week 12
Week 24
*, †
†
2.64
0.84
3.62
-0.74
Change in L3-SMI (cm²/m²)
LPCN 1148
Placebo
N
14
9
15
10

LS mean (SE), †P<0.05 for change from baseline; * P=0.007 vs. placebo



L3-SMI Change from Baseline
CBL L3-SMI
Week
12
24
36
52
LPCN 1148
Placebo
Placebo to 1148

OLE = Open-Label Extension
Data are least squares mean (standard error), LOCF
* = p <0.01 compared to Week 24 placebo

LPCN 1148 Phase 2 Results

Recurrence of Overt HE was decreased with LPCN 1148 while on HE standard medication(s)

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Overt HE (events)	6	2*	1	1
Recurrent Overt HE (events)	6	1*	1	1
Time to first recurrent event (days)	35†	114	294	140

- 76% of study participants had history of HE at baseline
- 95% participants with HE were on therapy at baseline and during the study (lactulose, rifaximin)

LIPOCINE ENHANCING HEALTH

†Mean value. Safety set; includes all participants who received study drug in the given stage. Overt HE is defined as an adverse event of HE with CTCAE severity > grade 1. * $p<0.05$ vs placebo in stage 1

LPCN 1148 Phase 2 Results

Overall LPCN 1148 was well tolerated

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

LPCN 2101: Novel Potential Alternative for Women With Epilepsy (WWE)

Endogenous Neuroactive Steroid

Product Candidate Active

- Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor
- Oral dosage form comprising a neuroactive steroid

Product Candidate Differentiation

- Novel MOA specifically addressing WWE unmet needs
- Active is endogenous to women
- Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)
- Potential for favorable drug-drug interactions

Value Through Partnering

LPCN 1107

Potential to be SOC in prevention of preterm birth

Product Candidate

Oral dosage form comprising 17-hydroxyprogesterone caproate

>$2B market potential

Strong pharmaco-economic justification

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

Compelling efficacy rationale

Accelerated approval pathway; Orphan Drug Designation

LPCN 1144

Novel MOA in non-cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

No approved drug

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

- ✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

- ✓ Oral with unique benefit to risk profile
- ✓ Potential for additional benefits including sexual/mental and musculoskeletal domain
- ✓ Weight neutral approach

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



% Responders
90
80
70
60
50
40
30
20
10
0
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

TRT Verity Alliance
TLANDO® and TLANDO XR

TRT market is a large and growing with a significant untapped market potential

- ~8M annual prescriptions in the U.S.
- ~650,000 annual prescriptions in Canada

Verity Transaction

- $11 million license fee for Lipocine; $7.5 million received in 2024
- Up to $259 million in development and commercial sales milestones
- Tiered royalties on net sales of licensed products up to 18%
- Lipocine retains all rights for territories outside the United States and Canada, and all non-TRT rights globally
- Verity Pharma is responsible for regulatory and marketing obligations in the U.S. and Canada and all further development

Appendix

Obstetricians Awareness of PPD is High

A large majority of OB's are comfortable making a diagnosis of PPD and prescribing an antidepressant

How comfortable are you in making a diagnosis of PPD and prescribing an antidepressant?



70%
60%
50%
40%
30%
20%
10%
0%
70%
28%
0%
3%
0%
I am very confident in my ability to make a diagnosis of PPD and prescribe an antidepressant
I am somewhat confident in my ability to make a diagnosis of PPD and prescribe an antidepressant
I am a bit hesitant in making a diagnosis of PPD and prescribe an antidepressant
I am not very comfortable with making a diagnosis of PPD and prescribing an antidepressant. I'd prefer to write a referral to a psychiatrist
I am not comfortable at all in making a diagnosis of PPD and prescribing an antidepressant. I'd prefer to write a referral to a psychiatrist

Source: Truist Securities Research

Truist conducted a survey of Zurzuvae with a group of 40 obstetricians

Obstetricians Estimate The Prevalence of PPD To Be >20% Which Is Much Higher Than Previously Estimated*


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
3%
3%
20%
43%
33%
80-100% of my OB patients may be diagnosed with PPD
60-80% of my OB patients may be diagnosed with PPD
40-60% of my OB patients may be diagnosed with PPD
20-40% of my OB patients may be diagnosed with PPD
0-20% of my OB patients may be diagnosed with PPD

*Source: Truist Securities Research, January 2024

Presence of Sarcopenia is Linked with Worse Clinical Outcomes

Higher rates of death and hepatic encephalopathy



Log Rank, P<0.001
Log Rank, P<0.001
Log Rank, P<0.001
Log Rank, P<0.001
Survival (%)
100
80
60
40
20
0
No Muscular Abnormalities
Sarcopenia
Sarcopenic Obesity
Myosteatosis
Sarcopenic Obesity and Myosteatosis
0 2 4 6 8 10 12 14 16 18 20 22 24
Follow-up (months)

Low muscle mass (sarcopenia) and quality (myosteatosis) are associated with worse overall survival [1]



Odds Ratio
IV, Random, 95% CI
0.01 0.1 10 100
Covert HE
Odds Ratio
IV, Random, 95% CI Year
0.1 0.2 0.5 1 2 5 10
Overt HE

Sarcopenia and myosteatosis are associated with increased risk of hepatic encephalopathy [2, 3]



Glutaminase
glutamine
Hepatic
Encephalopathy
AMMONIA
Liver cirrhosis
Sarcopenia
myostatine
Urea
Glutamine

Figure 1 The ammonia metabolism and trafficking in liver cirrhosis.

Muscle acts as key ammonia removal organ in cirrhosis [4]

1. Montano-Loza, J Cach, Sarco, and Musc, 2016. 2. Wijarnpreecha. Ann Hep, 2020. 3. Bhanji, Hep Int, 2018. 4. Lattanzi J Clin Exp Hep, 2019.

LPCN 1148: Proof of Concept Study

Study Design

- Male subjects with liver cirrhosis and sarcopenia awaiting liver transplant
- Two-arm (1:1 randomization, N=29)
  - Oral LPCN 1148 vs. Placebo
  - Standard of care treatments/therapies allowed
- 24-week placebo-controlled
  - Followed by 28-week open-label extension (OLE)
  - All subjects receive LPCN 1148 during OLE

Endpoints

- Primary: Change in Skeletal Muscle Index (L3 region, L3-SMI) at Week 24 in LPCN 1148 treated participants compared to placebo
- Key secondary: rates of overt hepatic encephalopathy
- Other Endpoints:
  - Other major decompensation events, Patient Reported Outcomes (PROs), anemia, functional tests, muscle quality (myosteatosis)



SCREENING
TREATMENT: 52 WEEKS
FOLLOW-UP: 2 Weeks
Placebo-Controlled
Single-Arm OLE
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
CT
CT
24-Week Analysis
CT
CT
52-Week Analysis
End of Study

Baseline Characteristics

Generally well-balanced between treatment arms

	LPCN 1148 (N=15)	Placebo (N=14)
Age (years)	58.3 ± 7.5	58.8 ± 9.5
BMI (kg/m^2)	29.2 ± 5.3	29.0 ± 8.6
L3-SMI (cm^2/m^2)	47.8 ±7.0	44.8 ± 8.5
MELD Score	15.9 ± 3.7	18.1 ± 4.6
Medical History		
≥ 1 Decompensation Event#	14 (93%)	14 (100%)
≥ 2 Decompensation Event	13 (87%)	12 (86%)
Hepatic Encephalopathy (HE)	11 (73%)	11 (79%)
Medical Therapy for HE*	11(100%)	10 (91%)
Ascites	11 (73%)	10 (71%)
Esophageal Varices	8 (53%)	8 (57%)


LPCN 1148
Placebo
Etiology
Alcohol
NASH
PSC
Hepatitis C
ALD + Hepatitis C

Safety set
Decompensation events include esophageal varices, ascites, hepatic encephalopathy, portal hypertension, and spontaneous bacterial peritonitis
*Medical therapy for HE includes lactulose and/or rifaximin. MELD: Model for End-Stage Liver Disease

ET Patient Journey and Commonly used medications

- First line treatment of propranolol frequently started at PCP
- 2nd and 3rd line treatments (e.g., primidone, benzodiazepine, gabapentin, topiramate) at general neurologist and movement disorder clinics
- Patient survey indicates on-going management by PCP (26%), general neurologist (23%), movement disorder specialist (19%)

ESSENTIAL TREMOR: COMMONLY USED MEDICATIONS

DRUG	PROPRANOLOL	PRIMIDONE	GABAPENTIN	ALPRAZOLAM	TOPIRAMATE	NIMODIPINE	ZONIZAMIDE
Brand	Inderal ®	Mysoline ®	Neurontin ®	Xanax ®	Topamax ®	Nimotop ®	Zonegran
Use in ET I	1st line	1st line	2nd line	2nd line	2nd line	3rd line	3rd line
Class	beta-blocker	anti-convulsant	AED	anti-anxiety	AED	vasodilator	AED
MoA	beta blocker	barbiturate	GABA analog	benzodiazepine	complex	L-type Ca2+ chan.	CA inhibitor
daily dosing / frequency	80-160 mg BID	50-250 mg every bedtime	100-300 mg TID	up to 3mg TID	150-300 mg BID	120 mg QID	
Evidence-level	Level A; FDA approved	Level A	Level B	Level B	Level B	Level C	Insuff. Evidence
Response rate	~40-60%	~30-50%	30%	75%	30-40%	50%	50%
Tremor Reduction	50%	50-70%	30-40%	50%	20-37%	50%	25%
dropout rate	20-35%	20-30%	10%	<10%	30%	unknown	unknown
Side Effects	44.90% AE dizziness, fatigue	72% AE flu like symptoms significant sedation	"Generally well tolerated" sedation, dizziness, ataxia, weight gain in 30-40% pts	sedation, cognitive impairment,	concentration difficulties,somnelence, fatigue	hypotension, edema, headaches in 10-20% pts	trouble concentrating, body aches, flu symptoms, sore mouth; back pain
Alcohol DDI	Moderate	Major	can increase side effects	increased effects of EtOH	moderate, can increase side effects	moderate additive effect	can increase side effects
Number of major DDI	68	232	7	138	360	53	361

Comparison of LPCN 2401 and T Monotherapy (Treatment A)

Differentiated impacts



LPCN 2401 vs Monotherapy
Systolic Blood Pressure
Diastolic Blood Pressure
HbA1c
Placebo Adjusted CBL, mmHg
Placebo Adjusted HbA1c absolute CBL, %
6
4
2
0
-2
-4
-6
0.5
0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
-0.5
*
LPCN 2401
Trt A

Baseline	N	SBP	DBP	HbA1c
Placebo	14	127	80	7.3
LPCN 2401	13	124	78	7.2
Trt A	13	128	79	7.0

*p<0.05 vs Treatment A (T Monotherapy)

Safety Overview of LPCN 2401 Through Week 36

Well-tolerated with an overall safety profile comparable to placebo

Adverse Events – Safety Set

Preferred Term	Placebo N=19	LPCN 2401 N=19
Diarrhea	2 (10.5%)	0 (0%)
Nausea	1 (5.3%)	0 (0%)
Vomiting	none	none
Muscle Spasms	none	none
BPH	1 (5.3%)	0 (0%)
PSA Increased	none	none
Hypertension†	1 (5.3%)	0 (0%)
Peripheral Edema	2 (10.5%)	1 (5.3%)

- Frequency and severity of TEAEs with LPCN 2401 were comparable to placebo
- Frequency of SAEs with LPCN 2401 were comparable to placebo
- Discontinuance of study drug due to TEAEs: 0 subjects on LPCN 2401, 4 subjects on placebo
- No cardiovascular events with LPCN 2401
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")
- Changes in lipids comparable to placebo

BPH = Benign prostatic hyperplasia; PSA = Prostate-Specific Antigen; † New or worsening hypertension